UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Report

LMP Corporate Loan Fund Inc.
(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Schedule of investments	5

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Statement of cash flows	17

Financial highlights	18

Notes to financial statements	20

Report of independent registered public accounting firm	28

Additional information	29

Annual chief executive officer and chief financial officer certifications	35

Other shareholder communications regarding accounting matters	36

Dividend reinvestment plan	37

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

LMP Corporate Loan Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, the U.S. fixed-income market significantly outperformed the U.S. equity market.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50

IV	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August – the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While lower-quality bonds generated strong results over the first seven months of the reporting period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in October 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended September 30, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.87% and 3.75%, respectively, in February 2011. Yields

LMP Corporate Loan Fund Inc.	V

then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. During the height of the flight to quality in September, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.92%.

For the twelve months ended September 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.26%. In comparison, U.S. stock prices, as measured by the S&P 500 Indexvii, returned 1.14% over the same time frame.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi        The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

LMP Corporate Loan Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans. The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans.

The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2011, the leveraged loan market experienced a positive first half in which market conditions continued to gradually improve on the back of positive corporate earnings due to successful cost cutting measures as well as a positive U.S. economic growth outlook. In addition, strong technical conditions on both the supply and demand sides helped average bid prices reach a new post-2008 high. However, since April, these positive market conditions were marred by investor concerns over the lingering European sovereign debt crisis and weaker-than-expected economic indicators that prompted fears of a possible double-dip recession. As these concerns heightened during the final quarter of the reporting period, a massive de-risking across risk assets followed during which average bid prices for leveraged loans plummeted at the fastest pace since 2008.

The recovery theme, which accelerated towards the end of last year, carried over into the first quarter of 2011. Strong technical factors and low default rates drove steady increases in secondary prices and returns and led average bid prices to above the 96% level. This trend was accompanied by healthy inflows from issuance of collateralized loan obligations (“CLOs”) and steady prime-fund subscriptions. The S&P/LSTA Leveraged Loan Indexi rose to an almost four-year high in February but posted some volatility mid-quarter due to events in the Middle East and Japan. The Standard & Poor’s Leverage Commentary & Data (“LCD”) Flow Name Compositeii ended at 98.1, as record inflows poured into the market to be met with limited new money deals. In addition, the market for new issue institutional loans more than doubled to total $104 billion during that time period, the most in nearly four years, while the quarter was also defined by issuer-friendly trends including re-pricings, covenant light deals and smaller original issue discounts.

Unfortunately, the leveraged loan market came under pressure during the second half of the reporting period.

2	LMP Corporate Loan Fund Inc. 2011 Annual Report

Fund overview (cont’d)

Signs of slowing economic growth coupled with a further delay in the resolution of the debt crisis in Europe undermined investor confidence in corporate credit markets. These concerns only intensified in August with the protracted negotiations in Washington over the U.S. debt ceiling whose outcome left many investors underwhelmed and resulted in the eventual downgrade of the long-term U.S. credit rating to AA+ from AAA by Standard & Poor’s. The view that U.S. interest rates would remain low for the foreseeable future was solidified by Federal Reserve Board (“Fed”)iii statements causing a migration away from fixed-income assets including leveraged loans.

As macroeconomic conditions turned less favorable and investor uncertainty continued to increase, risk assets including leveraged loans, felt the brunt of the sell-off. The reversal of fortune for the leveraged loan market was profound, as the market posted outflows of more than $9 billion in the third quarter. This occurred despite declining default rates. The lagging loan default rate declined to 0.32% by principal amount and 0.90% by number of loans at the end of the reporting period. The S&P/LSTA Leveraged Loan Index fell 6.23% since the end of the first quarter, with the lion’s share of the drop coming in August during which the Index lost 4.4% – its biggest monthly decline since November 2008. The Index declined 2.77% for the reporting period ended September 30, 2011.

Q. How did we respond to these changing market conditions?

A. Despite the most recent market gyrations, we continued to follow a disciplined credit strategy, seeking to invest in stable companies with solid industry fundamentals. To this end, we looked to improve credit quality, while considering the relative value of the portfolio and the need to actively manage our cash positions. We took advantage, where possible, of market downdrafts to opportunistically buy at attractive levels in conjunction with accessing the increasingly investor-friendly new issue market.

Performance review

For the twelve months ended September 30, 2011, LMP Corporate Loan Fund Inc. returned 3.54% based on its net asset value (“NAV”)iv and 1.48% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averagev returned 2.11% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.67 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2011

Price Per Share	12-Month Total Return*
$11.72 (NAV)	3.54%
$10.69 (Market Price)	1.48%

All figures represent past performance and are not a guarantee of future results.

*                 Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

LMP Corporate Loan Fund Inc. 2011 Annual Report	3

Q. What were the leading contributors to performance?

A. The Fund benefited from the improving loan market conditions in the first half of the reporting period, such as positive technical factors, strong volumes in the new issue institutional loan market, healthy inflows and a continued decline in default rates. Although the second half brought increased volatility, the Fund benefited from many investor-friendly changes to new issues such as increased spreads, enhanced LIBORvi floors and attractive original issue discounts (“OIDs”). Throughout the year, the Fund’s low funding costs enhanced its interest income generation and low default rates helped drive performance.

Q. What were the leading detractors from performance?

A. The Fund faced greater volatility toward the end of the reporting period as credit and equity markets began to trade increasingly in tandem driven by macroeconomic factors such as the incremental policy approach to resolve the European debt crisis and uncertainty over global growth. While the Fund was impacted by lower overall market levels, we invested in new issues and accessed the secondary market to improve the overall relative value of the portfolio. However, low LIBOR rates continued to be a detractor from the Fund’s performance, which we tried to counter by purchasing assets with LIBOR floors when possible. As we focused on remaining fully invested amid limited volumes in new issues and weakening market conditions, we looked for opportunities in the secondary loan and bond markets to invest the portfolio at attractive levels.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Daniel Slotkin

Portfolio Manager
Citigroup Alternative Investments LLC

October 18, 2011

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related

4	LMP Corporate Loan Fund Inc. 2011 Annual Report

Fund overview (cont’d)

fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i         The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

ii      Standard & Poor’s Leveraged Commentary & Data (“LCD”) Flow Name Composite is a grouping of the fifteen largest loans in the S&P/LSTA Leveraged Loan Index that trade on a regular basis. The bid/ask levels of the composite are compiled via LCD’s Editorial team and traders in the market, making the levels an especially timely picture of the current market.

iii   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv    Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v       Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

vi    The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

LMP Corporate Loan Fund Inc. 2011 Annual Report	5

Schedule of investments

September 30, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a) — 88.4%
Aerospace/Defense — 0.6%
Transdigm Inc., New Term Loan B	4.000%	2/14/17	$1,144,671	$1,121,062
Air Transport — 0.7%
United Airlines Inc., Term Loan B	2.250%	2/3/14	1,293,078	1,214,200
Automotive — 3.3%
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	200,000	199,000
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	900,000	888,750
HHI Holdings LLC, New Term Loan B	7.000 - 7.750%	3/21/17	692,416	661,258
KAR Auction Services Inc., Term Loan B	5.000%	5/19/17	1,832,375	1,778,548
Metaldyne Co. LLC, New Term Loan B	5.250%	5/18/17	2,077,600	2,015,272
UCI International Inc., New Term Loan B	5.500%	7/26/17	456,275	453,994
Total Automotive				5,996,822
Broadcast Radio and Television — 2.4%
Cumulus Media Inc., Term Loan	5.750%	9/17/18	906,289	857,576
Mood Media Corp., Second Lien Term Loan	10.250%	10/31/18	675,000	627,750
National CineMedia LLC, Term Loan B	1.840%	2/13/15	747,741	720,013
Univision Communications Inc., Extended Term Loan	4.489%	3/31/17	678,798	578,392
Weather Channel, New Term Loan B	4.250%	2/13/17	1,538,951	1,522,280
Total Broadcast Radio and Television				4,306,011
Building and Development — 2.3%
CPG International Inc., New Term Loan B	6.000%	2/18/17	490,756	469,285
Custom Building Products Inc., Term Loan B	5.750%	3/19/15	431,025	408,396
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	12/31/13	902,785	812,507
South Edge LLC, Term Loan C	0.000%	10/31/09	2,500,000	2,437,500	(b)(c)
Total Building and Development				4,127,688
Business Equipment and Services — 8.2%
Affinion Group Inc., Tranche B Term Loan	5.000%	10/10/16	1,649,225	1,504,230
Altegrity Inc., Term Loan	2.981%	2/21/15	860,242	774,218
Belfor USA Group Inc., Term Loan B	4.500 - 5.250%	4/5/17	1,773,024	1,702,103
Bright Horizons Family Solutions Inc., Term Loan B	4.240 - 6.250%	5/28/15	1,474,721	1,424,335
Dealer Computer Services Inc., New Term Loan B	3.750%	4/20/18	1,312,092	1,285,850
Deluxe Entertainment Services Group Inc., Second Lien Term Loan	11.000%	11/11/13	1,000,000	975,000
Deluxe Entertainment Services Group Inc., Tranche A Credit-Linked Deposit	6.250%	5/11/13	74,486	73,368
Deluxe Entertainment Services Group Inc., Tranche B Term Loan	6.250%	5/11/13	1,057,694	1,041,829

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
First Data Corp., Term Loan B1	2.985%	9/24/14	$2,023,313	$1,777,733
InfoGroup Inc., New Term Loan	5.990%	5/22/18	1,326,131	1,263,140
Intralinks Inc., Term Loan	5.750%	6/15/14	925,765	897,993
N.E.W Holdings I LLC, Secured Term Loan	6.000%	3/23/16	937,914	908,604
SNL Financial LLC, Term Loan B	8.500%	8/10/18	1,325,000	1,305,125
Total Business Equipment and Services				14,933,528
Cable and Satellite Television — 3.6%
Bragg Communications Inc., Term Loan B Tranche Two	2.823%	8/31/14	1,364,171	1,309,604
Insight Midwest Holdings LLC, Inital Term Loan	1.970 - 2.000%	4/7/14	1,527,901	1,504,028
Mediacom Illinois LLC, Tranche D Term Loan	5.500%	3/31/17	1,974,811	1,937,783
Telesat Canada, U.S. Term I Loan	3.240%	10/31/14	1,663,360	1,618,138
Telesat Canada, U.S. Term II Loan	3.240%	10/31/14	142,881	138,997
Total Cable and Satellite Television				6,508,550
Chemicals/Plastics — 5.3%
General Chemical Corp., New Term Loan	5.000 - 5.750%	10/6/15	649,922	628,799
Huish Detergents Inc., Second Lien Term Loan	4.490%	10/26/14	1,675,000	1,432,125
Kik Custom Products Inc., Canadian Term Loan	2.510%	6/2/14	91,857	77,619
Kik Custom Products Inc., First Lien Term Loan	2.510%	6/2/14	535,835	452,780
Kik Custom Products Inc., Second Lien Term Loan	5.264%	11/28/14	1,583,334	1,019,271
Momentive Specialty Chemicals Inc., Extended Term Loan C4	4.063%	5/5/15	787,356	740,115
Momentive Specialty Chemicals Inc., Term Loan C5	2.625%	5/6/13	768,389	724,207
Nalco Company, Term Loan B1	4.500%	10/5/17	1,608,750	1,607,243
Omnova Solutions Inc., Term Loan B	5.750%	5/31/17	669,640	649,551
Rockwood Specialties Group Inc., New Term Loan B	3.750%	2/9/18	907,513	905,585
Styron S.A.R.L LLC, New Term Loan B	6.000%	8/2/17	1,521,785	1,387,107
Total Chemicals/Plastics				9,624,402
Containers and Glass Products — 1.4%
Berry Plastics Corp., Term Loan C	2.229%	4/3/15	992,208	908,579
Reynolds Group Holdings Inc., Tranche B Term Loan	6.500%	2/9/18	1,177,729	1,143,575
Reynolds Group Holdings Inc., Tranche C Term Loan	6.500%	8/9/18	500,000	485,208
Total Containers and Glass Products				2,537,362
Cosmetics/Personal Care — 0.4%
VI-Jon, Term Loan B	2.480 - 2.489%	4/24/14	906,542	820,420

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Drugs — 2.6%
Apatalis Pharma Inc., Term Loan B	5.500%	2/10/17	$842,597	$754,124
Capsugel Healthcare Ltd., Term Loan	5.250%	8/1/18	1,720,000	1,699,038
Catalent Pharma Solutions, Dollar Term Loan	2.489%	4/10/14	1,081,286	1,001,992
Grifols Inc., Term Loan B	6.000%	6/1/17	1,367,800	1,344,547
Total Drugs				4,799,701
Ecological Services and Equipment — 0.8%
Waste Industries U.S.A. Inc., Term Loan B	4.750%	3/17/17	1,603,751	1,511,535
Electronics/Electric — 5.4%
Applied Systems Inc., First Lien Term Loan	5.500%	12/8/16	333,729	326,220
Applied Systems Inc., Second Lien Term Loan	9.250%	6/7/17	400,000	389,000
Attachmate Corp., New Term Loan B	6.500%	4/27/17	1,114,286	1,076,331
Blackboard Inc., Term Loan B	7.500%	9/21/18	1,250,000	1,164,375
Eagle Parent Inc., New Term Loan	5.000%	5/16/18	1,633,322	1,528,177
MSCI Inc., Term Loan B1	3.750%	3/14/17	879,866	878,767
Sabre Inc., Term Loan B	2.239 - 2.253%	9/30/14	1,160,071	978,648
Sungard Data Systems Inc., Incremental Term Loan	3.726%	2/28/14	100,000	97,750
Verint Systems Inc., Term Loan	4.500%	10/27/17	785,216	766,567
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	771,334
Vertafore Inc., Term Loan	5.250%	7/29/16	1,836,128	1,771,863
Total Electronics/Electric				9,749,032
Financial Intermediaries — 2.9%
Fifth Third Processing Solutions LLC, Term Loan B1	4.500%	11/3/16	1,294,328	1,255,498
Moneygram International Inc., Term Loan B	4.500%	11/17/17	1,000,000	971,250
Ocwen Financial Corp., Term Loan B	7.000%	9/1/16	563,422	546,520
Springleaf Finance Corp., Term Loan	5.500%	5/10/17	2,933,577	2,577,881
Total Financial Intermediaries				5,351,149
Food Products — 2.7%
Del Monte Foods Co., Term Loan	4.500%	3/8/18	1,100,243	1,020,887
Michael Foods Group Inc., Term Loan	4.250%	2/23/18	1,971,747	1,905,818
Pinnacle Foods Holdings Corp., Tranche B Term Loan	2.722%	4/2/14	1,330,170	1,266,987
Pinnacle Foods Holdings Corp., Tranche D Term Loan	6.000%	4/2/14	710,707	709,375
Total Food Products				4,903,067
Food Service — 2.8%
Advantage Sales & Marketing Inc., Second Lien Term Loan	9.250%	6/18/18	400,000	387,333
Burger King Corp., New Term Loan B	4.500%	10/19/16	1,719,414	1,662,459
DineEquity Inc., New Term Loan B	4.250%	10/19/17	1,083,666	1,054,542

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Food Service — continued
Dunkin’ Brands Inc., New Term Loan B2	4.000%	11/23/17	$2,010,065	$1,948,925
Total Food Service				5,053,259
Food/Drug Retailers — 0.8%
General Nutrition Centers Inc., New Term Loan B	4.250%	3/2/18	1,126,736	1,093,404
Great Atlantic & Pacific Tea Co., DIP Term Loan	8.750%	6/15/12	418,052	413,871
Total Food/Drug Retailers				1,507,275
Forest Products — 1.4%
Cenveo Corp., Term Loan B	6.250%	12/21/16	1,056,669	1,026,290
Clarke American Corp., Term Loan B	2.739 - 2.869%	6/30/14	1,579,381	1,338,526
NewPage Corp., DIP Term Loan	8.000%	3/7/13	265,919	265,586
Total Forest Products				2,630,402
Healthcare — 12.0%
AMN Healthcare, Term Loan B	7.250%	6/23/15	1,390,424	1,313,951
Ardent Medical Services Inc., Add on Term Loan B	6.500%	9/18/15	437,775	424,642
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,149,890	1,124,017
Biomet Inc., Term Loan B	3.235 - 3.358%	3/25/15	1,836,472	1,763,342
CareStream Health Inc., Term Loan B	5.000%	2/25/17	2,338,136	1,967,932
CHG Companies Inc., New Term Loan B	5.500%	10/3/16	1,255,549	1,213,174
CHG Companies Inc., Second Lien Term Loan	11.250%	4/5/17	425,000	423,938
Community Health Systems Inc., Extended Term Loan B	3.819%	1/25/17	1,762,767	1,624,684
DaVita Inc., New Term Loan B	4.500%	10/20/16	1,050,996	1,038,515
DJO Finance LLC, New Term Loan B	3.239%	5/20/14	1,360,248	1,291,811
HCA Inc., Extended Term Loan B3	3.619%	5/1/18	2,231,309	2,102,661
Iasis Healthcare LLC, Term Loan	5.000%	5/3/18	1,496,241	1,400,855
MedAssets Inc., New Term Loan	5.250%	11/16/16	482,455	473,711
Multiplan Inc., New Term Loan B	4.750%	8/26/17	1,442,308	1,362,079
Select Medical Corp., New Term Loan B	5.500 - 6.000%	5/25/18	1,269,072	1,154,856
Universal Health Services Inc., New Term Loan B	4.000%	11/15/16	1,691,594	1,644,370
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	1,584,060	1,560,299
Total Healthcare				21,884,837
Home Furnishings — 0.2%
Sleep Innovations Inc., Second Lien Term Loan	11.500%	3/5/15	420,989	422,042
Hotels/Motels/Inns and Casinos — 1.1%
Ameristar Casinos Inc., Term Loan B	4.000%	4/13/18	262,473	254,271
Kalispel Tribal Economic Authority, Term Loan B	7.500%	2/22/17	791,396	743,912

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	9

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hotels/Motels/Inns and Casinos — continued
VML U.S. Finance LLC, Delayed Draw Term Loan B	4.740%	5/25/12	$338,388	$337,584
VML U.S. Finance LLC, New Project Term Loan	4.740%	5/27/13	585,838	583,276
Total Hotels/Motels/Inns and Casinos				1,919,043
Industrial Equipment — 4.1%
Brock Holdings III Inc., New Second Lien Term Loan	10.000%	3/16/18	400,000	366,000
Brock Holdings III Inc., New Term Loan B	6.000%	3/16/17	487,323	456,866
Goodman Global Holdings Inc., First Lien Term Loan	5.750%	10/28/16	807,415	801,864
Goodman Global Holdings Inc., Second Lien Term Loan	9.000%	10/30/17	398,264	401,583
NES Rentals Holdings Inc., Second Lien Term Loan	10.000%	7/20/13	1,613,176	1,590,995
Sensata Technologies Finance Co. LLC, New Term Loan	4.000%	5/11/18	1,482,153	1,446,952
TriMas Corp., New Term Loan B	4.250%	6/21/17	862,867	847,767
Veyance Technologies Inc., Delayed Draw Term Loan	2.740%	7/31/14	211,074	189,769
Veyance Technologies Inc., Initial Term Loan	2.740%	7/31/14	1,473,684	1,324,935
Total Industrial Equipment				7,426,731
Insurance — 1.4%
Asurion Corp., New First Lien Term Loan	5.500%	5/24/18	1,048,114	993,743
Asurion Corp., New Second Lien Term Loan	9.000%	5/24/19	1,700,000	1,631,469
Total Insurance				2,625,212
Leisure — 3.7%
Carmike Cinemas Inc., Term Loan B	5.500%	1/27/16	1,297,417	1,274,713
Cedar Fair L.P., New Term Loan B	4.000%	12/15/17	710,971	701,418
Lodgenet Entertainment Corp., Term Loan	6.500%	4/4/14	1,220,052	1,053,820
Six Flags Theme Parks Inc., Add on Term Loan B	5.250%	6/30/16	1,897,669	1,879,878
Zuffa, Incremental Term Loan	7.500%	6/19/15	369,079	367,695
Zuffa, Term Loan B	2.250%	6/19/15	1,495,443	1,409,455
Total Leisure				6,686,979
Nonferrous Metals/Materials — 1.2%
JMC Steel Group Inc., Term Loan	4.750%	4/3/17	1,335,729	1,294,822
Walter Energy Inc., Term Loan B	4.000%	4/2/18	827,318	802,706
Total Nonferrous Metals/Materials				2,097,528
Oil & Gas — 4.6%
Alon USA Energy Inc., Edgington Term Loan	2.471 - 2.573%	8/2/13	307,966	277,362
Alon USA Energy Inc., Paramount Term Loan	2.471 - 2.573%	8/2/13	2,463,757	2,218,921
Gibson Energy, Term Loan B	5.750%	6/14/18	1,496,250	1,460,714
Hercules Offshore Inc., Term Loan B	7.500%	7/11/13	1,106,450	1,067,724
SemGroup Corp., Term Loan B	5.750%	6/15/18	1,496,250	1,496,250
Western Refining Inc., Term Loan	7.500%	3/15/17	1,800,682	1,790,554
Total Oil & Gas				8,311,525

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Publishing — 2.0%
Cengage Learning Acquisitions Inc., Tranche 1 Incremental	7.500%	7/3/14	$791,816	$744,307
Getty Images Inc., New Term Loan	5.250%	11/7/16	1,128,642	1,124,409
Lamar Media Corp., Term Loan B	4.000%	12/30/16	1,062,220	1,050,270
Quad/Graphics Inc., New Term Loan B	4.000%	7/26/18	755,241	732,584
Total Publishing				3,651,570
Retailers — 5.3%
Bass Pro Group LLC, Term Loan	5.250 - 6.250%	6/13/17	1,533,288	1,472,915
CDW Corp., Term Loan	3.729%	10/10/14	1,464,576	1,371,254
J Crew Operating Corp., New Term Loan B	4.750%	3/7/18	605,288	541,733
Michaels Stores Inc., Term Loan B1	2.500 - 2.625%	10/31/13	1,519,350	1,456,888
Neiman Marcus Group Inc., New Term Loan	4.750%	5/16/18	2,135,000	1,984,660
Petco Animal Supplies Inc., New Term Loan	4.500%	11/24/17	1,485,000	1,409,202
Toys ‘R’ Us-Delaware Inc., Incremental Term Loan B2	5.250%	5/25/18	1,496,250	1,430,789
Total Retailers				9,667,441
Steel — 0.5%
SunCoke Energy Inc., Term Loan B	4.000%	7/26/18	904,023	897,243
Telecommunications/Cellular Communications — 2.6%
Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.250%	4/2/18	1,493,750	1,441,780
MetroPCS Wireless Inc., Extended Term Loan B	4.071%	11/4/16	1,731,497	1,682,438
MetroPCS Wireless Inc., Tranche B3	4.000%	3/16/18	289,546	278,929
nTelos Inc., New Term Loan B	4.000%	8/7/15	1,290,238	1,259,057
Total Telecommunications/Cellular Communications				4,662,204
Transportation — 0.8%
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	1,496,241	1,427,351
Utilities — 1.3%
Calpine Corp., New Term Loan	4.500%	4/2/18	1,004,263	952,292
FirstLight Power Resources Inc., Second Lien Term Loan	4.750%	5/1/14	250,000	229,167
TPF Generation Holdings LLC, Second Lien Term Loan C	4.619%	12/15/14	830,000	753,225
TPF Generation Holdings LLC, Synthetic Letter of Credit	2.369%	12/13/13	154,214	145,424
TPF Generation Holdings LLC, Synthetic Revolver	2.369%	12/15/11	48,343	45,588
TPF Generation Holdings LLC, Term Loan B	2.369%	12/15/13	262,812	247,831
Total Utilities				2,373,527
Total Collateralized Senior Loans (Cost — $166,515,262)				160,748,698

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	11

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Uncollateralized Senior Loans (a) — 0.7%
Clothing/Textiles — 0.7%
Levi Strauss & Co., Term Loan (Cost — $1,120,770)	2.489%	3/27/14	$1,398,319	$1,293,445
Corporate Bonds & Notes — 7.9%
Consumer Discretionary — 1.7%
Food & Staples Retailing — 0.2%
American Rock Salt Co., LLC/American Rock Capital Corp., Secured Notes	8.250%	5/1/18	500,000	440,000	(d)
Media — 1.5%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	1,000,000	645,000	(d)
Cequel Communications Holdings I LLC and Cequel Capital Corp., Senior Notes	8.625%	11/15/17	1,000,000	995,000	(d)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	995,000
Total Media				2,635,000
Total Consumer Discretionary				3,075,000
Energy — 1.4%
Energy Equipment & Services — 0.7%
Geokinetics Holdings USA Inc.	9.750%	12/15/14	1,750,000	1,386,875
Oil, Gas & Consumable Fuels — 0.7%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	799,000	818,975
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	7.875%	10/15/18	392,000	397,880
Total Oil, Gas & Consumable Fuels				1,216,855
Total Energy				2,603,730
Health Care — 1.0%
Health Care Providers & Services — 0.5%
Select Medical Holdings Corp., Senior Notes	6.267%	9/15/15	1,000,000	820,000	(e)
Pharmaceuticals — 0.5%
Catalent Pharma Solutions Inc., Senior Notes	9.500%	4/15/15	1,000,000	917,500	(f)
Total Health Care				1,737,500
Industrials — 1.0%
Commercial Services & Supplies — 0.4%
Cenveo Corp., Secured Notes	8.875%	2/1/18	960,000	760,800
Machinery — 0.6%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,065,750
Total Industrials				1,826,550

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.3%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	$188,000	$153,220	(d)
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	460,000	416,300	(d)
Total Materials				569,520
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 1.7%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	462,500	(d)
Qwest Corp., Senior Notes	3.597%	6/15/13	2,659,000	2,678,942	(e)
Total Telecommunication Services				3,141,442
Utilities — 0.8%
Independent Power Producers & Energy Traders — 0.8%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,402,500	(d)
Total Corporate Bonds & Notes (Cost — $15,471,881)				14,356,242

	Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares	4,912	216,128	*(g)
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.	3,664	0	*(g)(h)(i)
Total Consumer Discretionary		216,128
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
SemGroup Corp., Class A Shares	24,938	497,762	*
Total Common Stocks (Cost — $687,306)		713,890
Total Investments Before Short-Term Investments (Cost — $183,795,219)		177,112,275

			Face Amount
Short-Term Investments — 2.6%
U.S. Government Agencies — 2.6%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $4,638,000)	0.001%	10/3/11	4,638,000	4,638,000	(j)
Total Investments — 100.0% (Cost — $188,433,219#)				181,750,275

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	13

LMP Corporate Loan Fund Inc.

*	Non-income producing security.
(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	The maturity principal is currently in default as of September 30, 2011.
(c)	The coupon payment on these securities is currently in default as of September 30, 2011.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Illiquid security (unaudited).
(i)	Value is less than $1.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $188,530,688.

Abbreviations used in this schedule:

Second Lien	— Subordinate Lien to First Lien
Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2011 Annual Report

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $188,433,219)	$181,750,275
Cash	1,539,922
Interest receivable	1,056,496
Receivable for securities sold	520,620
Principal paydowns receivable	221,533
Prepaid expenses	27,619
Total Assets	185,116,465

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	2,983,721
Investment management fee payable	119,779
Interest payable	87,564
Distributions payable to auction rate cumulative preferred stockholders	6,478
Directors’ fees payable	1,677
Accrued expenses	157,483
Total Liabilities	33,856,702
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$116,259,763

Net Assets:
Par value ($0.001 par value; 9,918,305 shares issued and outstanding; 50,000,000 common shares authorized)	$9,918
Paid-in capital in excess of par value	146,398,162
Undistributed net investment income	2,253,847
Accumulated net realized loss on investments	(25,719,220)
Net unrealized depreciation on investments	(6,682,944)
Total Net Assets	$116,259,763

Shares Outstanding	9,918,305

Net Asset Value	$11.72

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	15

Statement of operations

For the year ended September 30, 2011

Investment Income:
Interest	$10,173,826

Expenses:
Investment management fee (Note 2)	1,486,132
Interest expense (Note 5)	370,055
Audit and tax	120,399
Legal fees	85,929
Excise tax (Note 1)	78,848
Shareholder reports	32,146
Transfer agent fees	28,262
Directors’ fees	25,346
Commitment fees (Note 5)	24,518
Stock exchange listing fees	20,819
Auction participation fees (Note 7)	17,709
Auction agent fees	16,892
Rating agency fees	15,285
Custody fees	10,071
Fund accounting fees	9,414
Insurance	7,078
Miscellaneous expenses	3,000
Total Expenses	2,351,903
Net Investment Income	7,821,923
Realized and Unrealized Gain (Loss) on Investments (Note 1 and 3):
Net Realized Gain From Investment Transactions	1,158,366
Change in Net Unrealized Appreciation (Depreciation) From Investments	(4,770,715)
Net Loss on Investments	(3,612,349)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(86,199)
Increase in Net Assets From Operations	$4,123,375

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2011 Annual Report

Statements of changes in net assets

For the years ended September 30,	2011	2010

Operations:
Net investment income	$7,821,923	$5,970,342
Net realized gain (loss)	1,158,366	(665,659)
Change in net unrealized appreciation (depreciation)	(4,770,715)	7,424,272
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(86,199)	(103,090)
Increase in Net Assets From Operations	4,123,375	12,625,865

Distributions to Shareholders From (Note 1):
Net investment income	(6,607,534)	(5,262,624)
Decrease in Net Assets From Distributions to Shareholders	(6,607,534)	(5,262,624)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (7,491 and 64 shares issued, respectively)	94,255	774
Increase in Net Assets From Fund Share Transactions	94,255	774
Increase (Decrease) in Net Assets	(2,389,904)	7,364,015

Net Assets:
Beginning of year	118,649,667	111,285,652
End of year*	$116,259,763	$118,649,667
* Includes undistributed net investment income of:	$2,253,847	$1,010,608

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	17

Statement of cash flows

For the Year Ended September 30, 2011

Increase (Decrease) in Cash:
Cash Provided from Operating Activities:
Net increase in net assets from operations	$4,209,574
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(181,641,764)
Proceeds from sales of portfolio securities	184,157,275
Net purchases, sales and maturities of short-term investments	3,647,733
Net amortization (accretion) of discount and premium	(1,052,720)
Increase in interest and principal paydowns receivable	(384,408)
Decrease in receivable for securities sold	1,427,293
Increase in prepaid expenses	(14,206)
Decrease in payable for securities purchased	(11,371,543)
Increase in investment management fee payable	2,617
Decrease in Directors’ fees payable	(6,015)
Decrease in interest payable	(15,533)
Increase in accrued expenses	20,158
Net realized gain on investments	(1,158,366)
Change in unrealized appreciation of investments	4,770,715
Net Cash Provided by Operating Activities*	2,590,810

Cash Used from Financing Activities:
Distribution paid on common stock	(6,513,279)
Distribution paid on auction rate cumulative preferred stock	(87,766)
Increase in loan payable	5,000,000
Net Cash Used in Financing Activities	(1,601,045)
Net Increase in Cash	989,765
Cash Beginning of Year	550,157
Cash End of Year	$1,539,922

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$94,255
* Included in operating expenses is cash paid for interest on borrowings of $370,055.

See Notes to Financial Statements.

18	LMP Corporate Loan Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.97	$11.23	$11.11	$13.48	$14.25

Income (loss) from operations:
Net investment income	0.80	0.59	0.61	1.16	1.51
Net realized and unrealized gain (loss)	(0.37)	0.69	0.11	(2.31)	(0.72)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.04)	(0.38)	(0.47)
Total income (loss) from operations	0.42	1.27	0.68	(1.53)	0.32

Less distributions from:
Net investment income	(0.67)	(0.53)	(0.56)	(0.84)	(1.09)
Total distributions	(0.67)	(0.53)	(0.56)	(0.84)	(1.09)

Net asset value, end of year	$11.72	$11.97	$11.23	$11.11	$13.48

Market price, end of year	$10.69	$11.14	$9.72	$8.15	$12.65
Total return, based on NAV[1,2]	3.54%	11.92%	9.15%	(11.07)%	2.43%
Total return, based on Market Price[2]	1.48%	20.34%	28.79%	(30.48)%	2.00%

Net assets, end of year (millions)	$116	$119	$111	$110	$134

Ratios to average net assets:[3]
Gross expenses	1.92%	2.03%	2.92%	2.13%	2.63%[4]
Net expenses[5]	1.92	2.03	2.92	2.12	2.55 [4,6]
Net investment income	6.39	5.17	6.73	9.33	10.67

Portfolio turnover rate	98%	61%	27%	29%	77%

Auction rate cumulative preferred stock:
Total amount outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$85,000
Asset coverage per share	69,374	74,029	70,986	57,378	64,279
Involuntary liquidating preference per share[7]	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Year (000s)	$30,500	$25,500	$25,500	$50,000	$5,000
Asset coverage for loan outstanding	596%	703%	673%	390%	4471%
Weighted Average Loan (000s)	$28,336	$25,500	$31,287	$6,172	$15,685
Weighted Average Interest Rate on Loans	1.31%	1.61%	1.98%	4.67%	6.07%

[1]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2011 Annual Report	19

2	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
3	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
4

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expenses excluding interest expense would both have been 1.81%.

5	The impact of compensating balance arrangements, if any, was less than 0.01%.
6	Reflects fee waivers and/or expense reimbursements.
7	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

20	LMP Corporate Loan Fund Inc. 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

LMP Corporate Loan Fund Inc. 2011 Annual Report	21

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$160,748,698	—	$160,748,698
Uncollateralized senior loans	—	1,293,445	—	1,293,445
Corporate bonds & notes	—	14,356,242	—	14,356,242
Common stocks:
Consumer discretionary	—	—	$216,128	216,128
Energy	$497,762	—	—	497,762
Total long-term investments	$497,762	$176,398,385	$216,128	$177,112,275
Short-term investments†	—	4,638,000	—	4,638,000
Total investments	$497,762	$181,036,385	$216,128	$181,750,275

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Investments In Securities	Consumer Discretionary
Balance as of September 30, 2010	$189,726
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	26,402
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2011	$216,128
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011[1]	$ 26,402

1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

22	LMP Corporate Loan Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in senior loans and securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Senior loans. The Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily

LMP Corporate Loan Fund Inc. 2011 Annual Report	23

responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $51,537 of Federal excise taxes attributable to calendar year 2010 and estimates it will pay approximately $95,000 of Federal excise tax attributable to calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$78,848	$ 30,777	$(109,625)
(b)	36,201	(36,201)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and the expiration of a capital loss carryover.

24	LMP Corporate Loan Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$181,641,764
Sales	184,157,275

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 931,688
Gross unrealized depreciation	(7,712,101)
Net unrealized depreciation	$(6,780,413)

LMP Corporate Loan Fund Inc. 2011 Annual Report	25

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2011, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 14, 2011. For the period October 1, 2010 through December 14, 2010, the Fund paid a quarterly facility fee at an annual rate of 0.15% on the unutilized portion of the facility. Effective December 15, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.10% on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended September 30, 2011 was $370,055. For the year ended September 30, 2011, the Fund incurred commitment fees in the amount of $24,518. For the year ended September 30, 2011, the Fund had an average daily loan balance outstanding of $28.3 million and the weighted average interest rate was 1.31%. At September 30, 2011, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2011

On August 11, 2011, the Board of Directors (the “Board”) of the Fund declared two distributions, each in the amount of $0.0595 per share, payable on October 28, 2011 and November 25, 2011 to common stock shareholders of record on October 21, 2011 and November 18, 2011. On November 10, 2011, the Board of the Fund declared a distribution in the amount of $0.0620 per share, payable on December 23, 2011 to common stock shareholders of record on December 16, 2011.

7. Auction rate cumulative preferred stock

As of September 30, 2011, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.135% to 0.347% during the

26	LMP Corporate Loan Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

year ended September 30, 2011. At September 30, 2011, the dividend rates in effect were as follows:

	Series A	Series B
Dividend rates	0.182%	0.227%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2011, CGM earned $17,709 as a participating broker/dealer.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2011	2010
Distributions Paid From:
Ordinary Income to Common Shareholders	$6,607,534	$5,262,624
Ordinary Income to Auction Rate Cumulative Preferred Stockholders	86,199	103,090
Total distributions paid	$6,693,733	$5,365,714

LMP Corporate Loan Fund Inc. 2011 Annual Report	27

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,371,217
Capital loss carryforward*	(25,621,751)
Other book/tax temporary differences(a)	(117,370)
Unrealized appreciation/(depreciation)(b)	(6,780,413)
Total accumulated earnings/(losses) — net	$(30,148,317)

*

During the taxable year ended September 30, 2011, the Fund utilized $ 190,798 of its capital loss carryover available from prior years. As of September 30, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2012	$ (5,010,233)
9/30/2013	(75,268)
9/30/2014	(106,488)
9/30/2015	(42,357)
9/30/2016	(909,268)
9/30/2017	(6,912,033)
9/30/2018	(12,566,104)
$(25,621,751)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

28	LMP Corporate Loan Fund Inc. 2011 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Corporate Loan Fund Inc., including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2011

LMP Corporate Loan Fund Inc.	29

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

30	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

LMP Corporate Loan Fund Inc.	31

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken, CFA[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

32	LMP Corporate Loan Fund Inc.

Additional information (unaudited) (cont’d)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

LMP Corporate Loan Fund Inc.	33

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

34	LMP Corporate Loan Fund Inc.

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†             Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1       The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2       Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Corporate Loan Fund Inc.	35

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

36	LMP Corporate Loan Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

LMP Corporate Loan Fund Inc.	37

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with

38	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

LMP Corporate Loan Fund Inc.	39

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

LMP

Corporate Loan Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

LMP Corporate Loan Fund Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Citigroup Alternative Investments LLC

Auction agent

Deutsche Bank
60 Wall Street
New York, NY 10005

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD01804 11/11 SR11-1514

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2010 and $71,000 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $56,800 in 2010 and $42,600 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300  in 2010 and $3,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Citigroup Alternative Investments (“CAI”) will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the

Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S)
ADDRESS	TIME SERVED	DURING PAST 5 YEARS

Daniel A. Slotkin Citigroup Alternative Investments LLC (“CAI”) 731 Lexington Avenue New York, NY 10022	Since 2008	Investment Officer and portfolio manager of the fund; Managing Director and Portfolio Manager of focusing on bank loan trading, portfolio strategy, and loan workouts

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Daniel A. Slotkin	1 registered investment company with $0.2 billion in total assets under management	6 Other pooled investment vehicles with approximately $2.5 billion in assets under management*	0 Other accounts with $0.0 billion in total assets under management

*      Includes 5 accounts managed, totaling $2.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Daniel A. Slotkin	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	November 29, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	November 29, 2011